EXHIBIT (5)(e)

                               Form of Application






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[LOGO] PHOENIX                                                                                          VARIABLE ANNUITY APPLICATION
[ ] Phoenix Home Life Mutual Insurance Company      [ ] Phoenix Life and Annuity Company      [ ] Phoenix National Insurance Company
[ ] Phoenix Life Insurance Company                  [ ] PHL Variable Insurance Company
Please Note: If application is taken in state where selected insurer has not been admitted to do business, it is void and will be rejected.
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CONTRACT NAME ______________________           ANNUITANT, PRIMARY
                                               Name ________________________________________________________________________________
TYPE OF CONTRACT:                              Address _____________________________________________________________________________
                                               City, State, ZIP Code _______________________________________________________________
[ ] NONQUALIFIED                               Phone ______________________________________________________ Sex: [ ] Male [ ] Female
    [ ] 1035 Exchange                          Social Security Number _________________ Date of Birth ______________________________

[ ] QUALIFIED                                  CONTINGENT ANNUITANT (If Annuitant and Owner are different)
    [ ] Regular Contributory IRA
    [ ] Roth IRA                               Name ________________________________________________________________________________
    [ ] IRA Direct Rollover                    Address _____________________________________________________________________________
    [ ] Simple IRA                             City, State, ZIP Code _______________________________________________________________
    [ ] SEP IRA                                Phone ______________________________________________________ Sex: [ ] Male [ ] Female
    [ ] Tax year ___________                   Social Security Number _________________ Date of Birth ______________________________
    [ ] Owner acknowledges receipt of PHL
        Disclosure Statement                   CONTRACT OWNER (Complete only if different from Annuitant - Joint Owners between spouses only)
   403(b) TSA - Employer must sign as          Name ________________________________________________________________________________
Applicant and states that it is an             Address _____________________________________________________________________________
educational organization as described in       City, State, ZIP Code _______________________________________________________________
Internal Revenue Section 170(b)(1)(A) (ii); a  Phone ______________________________________________________ Sex: [ ] Male [ ] Female
tax exempt organization as described in Code   Social Security Number _________________ Date of Birth ______________________________
section 501(c)(3); or a State, political
subdivision of a State or an agency or
instrumentality of one of the foregoing.
                                               BENEFICIARY DESIGNATIONS:
(The Employer further states that only
amounts deferred by the Owner/Annuitant under                                       LEGAL NAME              RELATIONSHIP
a salary reduction agreement with the          -------------------------------------------------------------------------------------
Employer will be applied to this Annuity       Annuitant's Primary Beneficiary
contract.)                                     -------------------------------------------------------------------------------------
                                               Annuitant's Contingent Beneficiary
Section 457 Deferred Compensation Plan -       -------------------------------------------------------------------------------------
Owner states that it is an "eligible           Owner's Primary Beneficiary
Employer" as defined in [section]457 (E)(1)    (Required only if Owner and
of The Internal Revenue Code, and will remain  Annuitant are different)
the sole owner of any contract issued under    -------------------------------------------------------------------------------------
this application until distributed under the   Owner's Contingent Beneficiary
terms of the plan.                             -------------------------------------------------------------------------------------

BENEFIT OPTION:                                ANNUITY TYPE & PURCHASE PAYMENTS:
    [ ] Benefit Option 1                       [ ] Deferred         [ ] Immediate           Payment Option ____________________
    [ ] Benefit Option 2                       Initial Purchase Payment: $ _______________     Maturity Date __________
    [ ] Benefit Option 3                       Subsequent purchase payments will be flexible unless otherwise noted as follows:
                                               $_________
Death Benefit and expenses will vary           [ ] Annual    [ ] Semi-Annual    [ ] Quarterly     [ ] Monthly    [ ] Check-O-Matic*
depending on the contract and Benefit Option
chosen. Please refer to your prospectus for    BILLING NOTICES ARE REQUESTED.  SEND BILLS TO:
further details on Options available under     Name ________________________________________________________________________________
the contract.                                  Address _____________________________________________________________________________
                                               City, State, ZIP Code _______________________________________________________________

                                               * If Check-O-Matic elected, please complete authorization form and include a void check.
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DOLLAR COST AVERAGING                          SUBACCOUNT ALLOCATION (Use full percentages - Must equal 100%)

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All transfers will be executed on the first    _____ Phoenix-Aberdeen International    _____ Bankers Trust EAFE[registered
                                                                                             trademark] Equity Index
of the month following receipt of the dollar   _____ Phoenix-Aberdeen New Asia         _____ Federated US Government Securities II
cost averaging request.                        _____ Phoenix-Bankers Trust Dow 30      _____ Federated High Income Bond II
                                               _____ Phoenix-Duff & Phelps Real Estate _____ Guaranteed Interest Account
Transfer amount: $__________                         Securities
($2,000 minimum balance in sending subaccount) _____ Phoenix-Engemann Capital Growth   _____ MSDW Technology Portfolio
                                               _____ Phoenix-Engemann Nifty-Fifty      _____ Mutual Shares Investments - Class 2
Frequency:                                     _____ Phoenix-Federated US Govt Bond    _____ Templeton Asset Allocation - Class 2
   [ ] Monthly         [ ] Quarterly           _____ Phoenix-Goodwin Multi-Sector      _____ Templeton Developing Markets - Class 2
   [ ] Semi-Annual     [ ] Annual                    Fixed Income
                                               _____ Phoenix-Goodwin Money Market      _____ Templeton International - Class 2
Sending Subaccount (choose one):               _____ Phoenix-Hollister Value Equity    _____ Templeton Stock - Class 2
   [ ] Money Market                            _____ Phoenix-Janus Equity Income       _____ Wanger Foreign Forty
   [ ] Guaranteed Interest Account             _____ Phoenix-Janus Flex Income         _____ Wanger International Small Cap
   [ ] Other ____________________________      _____ Phoenix-Janus Growth              _____ Wanger Twenty
                                               _____ Phoenix-J.P. Morgan Research      _____ Wanger US Small Cap
                                                     Enhanced Index
Receiving Subaccounts:                         _____ Phoenix-Morgan Stanley Focus      _____ MVA - 3 Year
     Subaccount         Transfer Amount              Equity
     ----------         ---------------        _____ Phoenix-Oakhurst Balanced         _____ MVA - 5 Year
_________________    ____________________      _____ Phoenix-Oakhurst Growth &         _____ MVA - 7 Year
                                                     Income
_________________    ____________________      _____ Phoenix-Oakhurst Strategic        _____ MVA - 10 Year
                                                     Allocation
_________________    ____________________      _____ Phoenix-Schafer Mid-Cap Value     _____ Other ___________________________
                                               _____ Phoenix-Seneca Mid-Cap Growth     _____ Other ___________________________
_________________    ____________________      _____ Phoenix-Seneca Strategic Theme    _____ Other ___________________________
                                               TEMPORARY MONEY MARKET ALLOCATION
_________________    ____________________      If the state of issue does not require refund of premium during the Right To Cancel
                                               Period, you may elect to temporarily allocate your premiums to the Phoenix-Goodwin
_________________    ____________________      Money Market Subaccount until the end of the Right to Cancel Period as stated in the
                                               policy.                                                     Indicate: [ ] Yes [ ] No
TELEPHONE TRANSFERS AND CHANGE IN PAYMENT      MISCELLANEOUS INSTRUCTIONS/COMMENTS
ALLOCATION:                                    _____________________________________________________________________________________
                                               STATEMENT OF OWNER/APPLICANT AND ANNUITANT
    [ ] Yes   [ ] No                           Will the proposed contract replace any existing annuity or life insurance?
                                                                                                                     [ ] Yes [ ] No
Telephone transfers and changes in payment     If Yes, list company name, plan and year issued. ____________________________________
allocation are subject to the terms of the
Prospectus. If you check the "yes" box,        WE HEREBY REPRESENT THE ANSWERS TO THE ABOVE QUESTIONS TO BE ACCURATE AND COMPLETE.
telephone orders will be accepted from you     WE HEREBY VERIFY OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE
and your registered representative and you     CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUND, ARE VARIABLE AND NOT
agree that, because we cannot verify the       GUARANTEED. WE ACKNOWLEDGE RECEIPT OF CURRENT PROSPECTUSES FOR THE VARIABLE ANNUITY
authenticity of telephone instructions, we     AND THE FUND.
will not be liable for any loss caused by our  [ ] Statement of Additional Information Requested
acting on telephone instructions, unless       Signed at ____________________________ On  __________________________________________
caused by our gross negligence.                                     (City, State)                                        (Date)
                                               Under penalty of perjury, I (owner) certify that my Social Security/Taxpayer ID
SEND COMPLETED FORM WITH A CHECK PAYABLE TO    number is correct as it appears on this application.
"PHOENIX" TO:                                  Signature of Owner/Applicant ________________________________________________________
                                               Signature of Witness ________________________________________________________________
Phoenix Variable Products Mail Operations      Signature of Annuitant (if other than Owner) ________________________________________
PO Box 8027                                    STATEMENT OF REGISTERED REPRESENTATIVE
Boston MA 02266-8027                           Will this contract replace any existing insurance or annuity? [ ] Yes [ ] No
                                               This replacement is meant to be a tax-free exchange under Section 1035:[ ] Yes [ ] No
REGISTERED REPRESENTATIVE ELECTION             If yes, please give details in the Miscellaneous Section.

Choose One:                                    The Agent hereby certifies that the Owner signed the application in his/her presence;
                                               he/she has truly and accurately recorded on this form the information supplied by the
  [ ] Option 1                                 proposed annuitant; and that he/she is qualified and authorized to discuss the
  [ ] Option 2                                 contract herein applied for.
  [ ] Option 3                                 (Use full percentages - must equal 100%)

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                                               Representative's Signature      Date        Broker-Dealer Firm      Rep #     % Share

                                               ---------------------------  ------------  ---------------------  ---------  --------
                                               Representative's Signature      Date        Broker-Dealer Firm      Rep #     % Share

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                                               Representative's Signature      Date        Broker-Dealer Firm      Rep #     % Share

                                               COMPLETE ONLY IF AN EXCEPTION TO YOUR BROKER-DEALER'S OPTION ELECTION IS REQUESTED

                                               Broker-Dealer hereby elects to permit an Option Exception for this Contract and representative(s) as noted above and as confirmed by Signature below.

                                               Broker-Dealer Firm __________________________________________________________________
                                               Broker-Dealer's Signature ___________________________________________________________
                                               Print Name & Title _____________________ Broker-Dealer Number _______________________

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